UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2020

Argo Group International Holdings, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Pitts Bay Road Pembroke HM 08 Bermuda	P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)	(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $1.00 per share	ARGO	New York Stock Exchange
Guarantee of Argo Group U.S., Inc. 6.500% Senior Notes due 2042	ARGD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In a Current Report on Form 8-K filed on June 15, 2020, (the “Original Form 8-K”) Argo Group International Holdings, Ltd. (the “Company”) announced that Axel Schmidt, the former Chief Underwriting Officer of the Company, stepped down from this role. This Form 8-K/A amends the Original Form 8-K to include a description of the Termination and Settlement Agreement entered into between the Company and Mr. Schmidt on July 8, 2020 (the “Agreement”).

The Agreement provides that Mr. Schmidt’s employment with the Company will end on March 31, 2021 (the “Termination Date”), with a garden leave beginning on January 1, 2021. As part of the agreement, Mr. Schmidt’s current housing allowance will be incorporated into his base pay effective July 1, 2020. Under Mr. Schmidt’s employment agreement, he would be entitled to six months’ notice of termination, or, at the Company’s option, a lump sum payment of his base salary over that time period. Under the Agreement, as of January 1, 2021, Mr. Schmidt will continue to receive his base salary during the three months of garden leave. He will also receive a payment of $201,571*, the majority of which represents the remaining three months’ base salary related to his contractual notice of termination.

The Agreement includes certain other customary terms and provides that the benefits to which Mr. Schmidt is entitled or vested under the terms of employee benefit and compensation plans, agreements and arrangements will continue until the Termination Date, and he will be eligible to participate in the Company’s annual incentive plan for the year 2020. The Agreement also includes a release of claims against the Company.

A copy of the Agreement will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

*	Converted into U.S. dollars for purposes of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2020	ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Jay S. Bullock
		Name: Title:	Jay S. Bullock Executive Vice President and Chief Financial Officer